                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                AMENDMENT NO. 1
                                   Form 8-K/A


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 8, 1999



                         Commission file number 0-8609


                              Bargo Energy Company
         (Exact name of small business issuer as specified in charter)


            Texas                                     87-0239185
(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                   Identification No.)

      700 Louisiana, Suite 3700
            Houston, Texas                             77002
(Address of principal executive offices)             (Zip Code)


                                 (713) 236-9792
                (Issuer's telephone number, including area code)


                                 Not Applicable
         (Former name and former address, if changed since last report)

                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

                              BARGO ENERGY COMPANY


     (a) Financial Statements of Business Acquired


         Independent Auditor's Report                                        F-2

         Historical Summaries of Revenues and Direct Operating Expenses      F-3

         Notes to Historical Summaries and Direct Operating Expenses         F-4


     (b) Pro Forma Financial Information

         Unaudited Pro Forma Financial Information                          PF-1

         Notes to Unaudited Pro Forma Financial Information                 PF-4


     (c) Exhibits

           2.1 Purchase and Sale Agreement by and Between Atlantic Richfield Company and Future Acquisition 1995, Ltd. (Incorporated by reference from
Exhibit 2.2 to the Company's Current Report on Form 10-QSB for the period ended September 30, 1999, filed with the Securities and Exchange Commission on November 19, 1999)

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Stockholders of Bargo Energy Company

We have audited the accompanying Statement of Revenues and Direct Operating Expenses of the East Texas Properties for the nine month period ended September 30, 1999 and for each of the years ended December 31, 1998 and 1997. This statement is the responsibility of the management of the owners of the properties. Our responsibility is to express an opinion on the statement based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audits provide a reasonable basis for our opinion.


The accompanying statement as described in Notes 1 and 2 was prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission for inclusion in a Current Report on Form 8-K. It is not intended to be a complete presentation of the financial position and result of operations of the properties.



In our opinion the statement presents fairly, in all material respects, the revenues and direct operating expenses of the East Texas Properties as described in Notes 1 and 2 for the nine month period ended September 30, 1999 and for each of the years ended December 31, 1998 and 1997, in conformity with generally accepted accounting principles.





PricewaterhouseCoopers LLP
Houston, Texas
November 15, 1999

                     BARGO ENERGY COMPANY AND SUBSIDIARIES

                             EAST TEXAS PROPERTIES
              STATEMENT OF REVENUES AND DIRECT OPERATING EXPENSES
                                 (in thousands)



                                            Nine months                 Year ended
                                              ended                    December 31,
                                           September 30,     --------------------------------
                                              1999                1998             1997

Revenues:
  Oil and gas revenues                    $      11,110      $      18,549      $      32,141
                                          -------------      -------------      -------------
Direct operating expenses:
  Lease operating expenses                        4,910              6,963              6,841
  Severance and ad valorem taxes                    880              1,559              2,750
                                          -------------      -------------      -------------
     Total direct operating expenses              5,790              8,522              9,591
                                          -------------      -------------      -------------

Excess of revenues over direct
  Operating expenses                      $       5,320      $      10,027      $      22,550
                                          -------------      -------------      -------------

                       See Notes to Historical Summaries.

                     BARGO ENERGY COMPANY AND SUBSIDIARIES

   NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES OF
                           THE EAST TEXAS PROPERTIES



1.       The Properties

         The East Texas Properties represent interest in 40 leases, a waterflood unit, over 60 royalty properties and an oil transportation contract in East Texas.

2.       Basis of Presentation

         During the periods presented, the Properties were not accounted for as a separate entity. Accordingly, full financial statements prepared in accordance with generally accepted accounting principles do not exist and are not practicable to obtain in these circumstances.

         The Statement of Revenues and Direct Operating Expenses (the Statement) was derived from the historical accounting records of Atlantic Richfield Company (ARCO) and represents only the net interests in the Properties acquired by Bargo Energy Company. Depreciation, depletion and amortization, general and administrative expenses and other nonoperating expenses are not included. Accordingly, the Statement is not intended to present financial position and results of operations in accordance with generally accepted accounting principles.

         The accompanying Statement has been prepared on the accrual basis in accordance with the generally accepted accounting principles. Preparation of the Statement in conformity with generally accepted accounting principles and estimation of oil and gas reserves require management to make estimates and assumptions that affect the amounts reported in the Statement and accompanying notes. Actual results could differ from those estimates.


3.       Related Party Transactions

         Production for all periods presented has been sold to affiliated ARCO subsidiaries at prices determined by ARCO. Lease operating costs included allocation of costs from ARCO of $451,000, $805,000 and $751,000 for the 1999, 1998 and 1997 periods, respectively.

4.       Commitment and Contingencies

         In the course of their operations, the properties are subject to possible contingencies arising from federal, state and local environmental, health and safety laws and regulations. There are no such matters which, in the opinion of Bargo management, will have a material adverse impact on the revenues and direct operating expenses in the Statement.

                     BARGO ENERGY COMPANY AND SUBSIDIARIES

   NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES OF
                           THE EAST TEXAS PROPERTIES



5.       Supplemental Oil and Gas Information (Unaudited)

         Oil and Gas Reserve Information
         Proved oil and gas reserve quantities are based on estimates at September 30, 1999 prepared by the Company's engineers in accordance with guidelines established by the Securities and Exchange Commission
         (SEC). There are numerous uncertainties inherent in estimating quantities of proved reserves and projecting future rates of production and timing of development expenditures. The following reserve data represent estimates only and should not be construed as being exact.


                                  Crude oil,
                                  Condensate
                                      and
                                    natural        Natural gas
                                  gas liquids     (thousands of
                                   (barrels)        cubic feet)

Total proved reserves:
  Balance January 1, 1997          7,075,554        5,275,912
  Production                      (1,433,695)      (1,097,254)
                                  ----------       ----------
  Balance December 31, 1997        5,641,859        4,178,658
  Production                      (1,151,593)      (1,075,392)
                                  ----------       ----------
  December 31, 1998                4,490,266        3,103,266
  Production                        (668,766)        (622,466)
                                  ----------       ----------

  Balance September 30, 1999       3,821,500        2,480,800
                                  ----------       ----------

Proved developed reserves:
  December 31, 1997                4,497,759        3,835,358
  December 31, 1998                3,346,166        2,759,966
  September 30, 1999               2,677,400        2,137,500


         Future Net Cash Flows
         Future net cash inflows are based on period-end prices related to the intercompany pricing policies of ARCO. Operating costs, production and ad valorem taxes and future development costs are based on current costs with no escalation.

                     BARGO ENERGY COMPANY AND SUBSIDIARIES

  NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES OF
                           THE EAST TEXAS PROPERTIES



         The following table sets forth unaudited information concerning future net cash flows for oil and gas reserves. The information does not purport to present fair market value of the Company's oil and gas assets, but does present a standardized disclosure concerning possible future net cash flows that would result under the assumptions used.




  (unaudited) (in thousands)                  Total

September 30, 1999:
  Cash inflows                               $ 92,894
  Production and development costs            (40,388)
                                             --------
  Net cash flows                               52,506
  10 percent annual discount rate             (14,707)
                                             --------

  Discounted future net cash flows           $ 37,799
                                             --------

December 31, 1998:
  Cash inflows                               $ 59,231
  Production and development costs            (46,178)
                                             --------
  Net cash flows                               13,053
  10 percent annual discount rate              (3,916)
                                             --------

  Discounted future net cash flows           $  9,137
                                             --------

December 31, 1997:
  Cash inflows                               $ 95,595
  Production and development costs            (54,700)
                                             --------
  Net cash flows                               40,895
  10 percent annual discount rate             (13,506)
                                             --------

  Discounted future net cash flows           $ 27,389
                                             --------

                     BARGO ENERGY COMPANY AND SUBSIDIARIES

   NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES OF
                           THE EAST TEXAS PROPERTIES



         The following table sets forth the principal sources of change in the discounted future net cash flows:

         (in thousands)



                                               Nine months                 Year ended
                                                  ended                   December 31,
                                               September 30,       -----------------------------
                                                  1999                1998                 1997

Sales, net of production costs                  $ (5,320)           $(10,027)           $(22,550)
Change in prices and production costs             33,068             (10,964)            (26,994)
Accretion of discount                                914               2,739               6,994
                                                --------            --------            --------
Net change                                        28,662             (18,252)            (42,550)
Balance, beginning of period                       9,137              27,389              69,939
                                                --------            --------            --------

Balance, end of period                          $ 37,799            $  9,137            $ 27,389
                                                --------            --------            --------

                              BARGO ENERGY COMPANY
             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

The following unaudited pro forma combined statements of operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 reflect the acquisition of the East Texas Properties by Bargo Energy Company that occurred in September 1999 as if the acquisition occurred at the beginning of the respective periods. The pro forma statements of operations combine the operating results of Bargo for the nine months ended September 30, 1999 and the year ended December 31, 1998 with the historical summaries of revenues and direct operating expenses of the East Texas Properties for the same periods.


The pro forma statements of operations also reflect the following transactions:
(1) the acquisitions of the South Coles Levee Unit (SCLU) in August 1998; (2) the acquisition of several properties in October 1998 (the 10/15/98 Acquisition); and (3) the acquisition of the Cody Properties (Cody) in November and December 1998. These items are reflected in the pro forma statements of operations as if they had occurred at the beginning of the respective periods.


These unaudited pro forma financial statements should be read in conjunction with the historical summaries of revenues and operating expenses of the East Texas properties included herein and with the historical financial statements of Bargo as filed in its periodic reports with the Securities and Exchange Commission. These unaudited pro forma financial statements should not be construed to be indicative of future results or results that actually would have occurred if the transactions had occurred at the dates presented.

                              BARGO ENERGY COMPANY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
                (amounts in thousands, except per share amount)



                                                                       PROFORMA ADJUSTMENTS(1)
                                                           BARGO
                                                           ACTUAL     EAST TEXAS                 PROFORMA
                                                           9/30/99    PROPERTIES    OTHER        9/30/99
                                                          --------    ----------    --------     --------
Income:
     Oil and gas sales                                    $  9,651     $ 11,110     $     --     $ 20,761
     Hedge gain/loss                                      $   (131)    $     --     $     --     $   (131)
     Other                                                $     --     $     --     $     --     $     --
                                                          --------     --------     --------     --------
                                                          $  9,520     $ 11,110     $     --     $ 20,630
                                                          --------     --------     --------     --------
Expenses:
     Lease operating expenses and production taxes        $  4,187     $  5,790     $     --     $  9,977
     Depreciation, depletion and amortization(3)          $  2,559     $     --     $  2,549     $  5,108
     General and administrative(2)                        $  2,377     $     --     $    112     $  2,489
                                                          --------     --------     --------     --------
                                                          $  9,123     $  5,790     $  2,661     $ 17,574
                                                          --------     --------     --------     --------
Operating income/(loss)                                   $    397     $  5,320     $ (2,661)    $  3,056
                                                          --------     --------     --------     --------

Other (income) and expense:
     Interest expense(4)                                  $  1,631     $     --     $    960     $  2,591
     Other income                                         $     (7)    $     --     $     --     $     (7)
                                                          --------     --------     --------     --------
                                                          $  1,624     $     --     $    960     $  2,584
                                                          --------     --------     --------     --------

Income (loss) before income taxes                         $ (1,227)    $  5,320     $ (3,621)    $    472

Deferred Income Tax Benefit/(Expense)(5)                  $    417     $     --     $   (587)    $   (170)
                                                          --------     --------     --------     --------

Net Income (loss) before redeemable preferred
           stock dividends                                $   (810)    $  5,320     $ (4,208)    $    302

Redeemable preferred stock dividends                      $  1,935     $     --     $     --     $  1,935
                                                          --------     --------     --------     --------

Net income/(loss) allocable to common shareholders        $ (2,745)    $  5,320     $ (4,208)    $ (1,633)
                                                          ========     ========     ========     ========

Net income (loss) per common share - basic and diluted    $  (0.04)                              $  (0.02)

Weighted average common shares outstanding                  70,622                                 70,622

                              BARGO ENERGY COMPANY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                (amounts in thousands, except per share amount)



                                                                    PROFORMA ADJUSTMENTS(1)
                                           BARGO
                                           ACTUAL      E. TEXAS    10/15/1998                                         PROFORMA
                                          12/31/98    PROPERTIES  ACQUISITION     CODY        SCLU       OTHER        12/31/98
                                          ---------   ----------  -----------   ---------   ---------   ---------    ---------

Income:

     Oil and gas sales                    $   3,663    $  18,549   $   4,105   $   2,681   $   1,645   $      --    $  30,643
     Other                                $      16    $      --   $      --   $      --   $      --   $      --    $      16
                                          ---------    ---------   ---------   ---------   ---------   ---------    ---------
                                          $   3,679    $  18,549   $   4,105   $   2,681   $   1,645   $      --    $  30,659
                                          ---------    ---------   ---------   ---------   ---------   ---------    ---------

Expenses:
     Lease operating expenses and
     production taxes                     $   1,826    $   8,522   $   1,366   $   1,011   $   1,002   $      --    $  13,727
     Depreciation, depletion and
     amortization(3)                      $   1,316    $      --   $      --   $      --   $      --   $   6,895    $   8,211
     General and administrative(2)        $     783    $      --   $      --   $      --   $      --   $     250    $   1,033
                                          ---------    ---------   ---------   ---------   ---------   ---------    ---------
                                          $   3,925    $   8,522   $   1,366   $   1,011   $   1,002   $   7,145    $  22,971
                                          ---------    ---------   ---------   ---------   ---------   ---------    ---------
Operating income/(loss)                   $    (246)   $  10,027   $   2,739   $   1,670   $     643   $  (7,145)   $   7,688
                                          ---------    ---------   ---------   ---------   ---------   ---------    ---------

Other (income) and expense:
     Interest expense(4)                  $   1,238    $      --   $      --   $      --   $      --   $   3,456    $   4,694
     Other income                         $     (19)   $      --   $      --   $      --   $      --   $      --    $     (19)
                                          ---------    ---------   ---------   ---------   ---------   ---------    ---------
                                          $   1,219    $      --   $      --   $      --   $      --   $   3,456    $   4,675
                                          ---------    ---------   ---------   ---------   ---------   ---------    ---------

Income (loss) before income taxes and
extraordinary item                        $  (1,465)   $  10,027   $   2,739   $   1,670   $     643   $ (10,601)   $   3,013

Deferred Income Tax Benefit/(Expense)(5)  $     287    $      --   $      --   $      --   $      --   $  (1,372)   $  (1,085)
                                          ---------    ---------   ---------   ---------   ---------   ---------    ---------
Income/(loss) before extraordinary item   $  (1,178)   $  10,027   $   2,739   $   1,670   $     643   $ (11,973)   $   1,928

Extraordinary gain on conversion of
debt                                      $   2,586    $      --   $      --   $      --   $      --   $      --    $   2,586
                                          ---------    ---------   ---------   ---------   ---------   ---------    ---------
Net income/(loss)                         $   1,408    $  10,027   $   2,739   $   1,670   $     643   $ (11,973)   $   4,514
                                          =========    =========   =========   =========   =========   =========    =========

Net income (loss) per common share -
 basic and diluted                        $    0.14                                                                 $    0.45

Weighted average common shares
outstanding                                   9,924                                                                     9,924

                              BARGO ENERGY COMPANY
               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                       Pro Forma Statements of Operations



(1) The pro forma adjustments reflect the oil and gas sales and production expenses of the acquired properties prior to acquisition as if the acquisitions had all occurred at the beginning of the respective periods.
(2) Adjustment to record estimated additional general and administrative expense associated with the acquired properties as if they had all been acquired at the beginning of the respective periods.
(3) Adjustment to record additional depletion and depreciation as if the properties had all been acquired at the beginning of the respective periods.
(4) Adjustment to record additional interest expense that would have been incurred if the properties had all been acquired at the beginning of the respective periods.
(5) Adjustment to record income tax effect as if the transactions had all occurred at the beginning of the respective periods.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Bargo Energy Company
                                            (Registrant)


Dated:  November 19, 1999                    /s/ KIMBERLY G. SEEKELY
                                            ------------------------------------
                                            By:  Kimberly G. Seekely
                                            Vice President - Treasurer